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                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated February 11, 2002 included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-3 and S-8 (File nos. 333-73026, 333-09165, 333-49231, 333-90845, 333-51684, and 333-67982).



/s/  Arthur Andersen LLP

Arthur Andersen LLP

Chicago, Illinois
March 29, 2002